Exhibit 10.4
THIRD AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 15, 2009, is made by and among FERRELLGAS, L.P., a Delaware limited partnership (the “Borrower”), FERRELLGAS, INC., a Delaware corporation and sole general partner of the Borrower (the “General Partner”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders entered into that certain Fifth Amended and Restated Credit Agreement dated as of April 22, 2005 (as amended, supplemented, or restated to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and other extensions of credit to the Borrower as therein provided; and
WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders desire to amend the Original Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other extensions of credit that may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
Definitions and References
Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amendment” means this Third Amendment to Fifth Amended and Restated Credit Agreement.
“Credit Agreement” means the Original Agreement as amended hereby.
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ARTICLE II.
Amendments to Original Agreement
Section 2.1 Definitions.
(a) Clause (e) of the definition of “Permitted Investments” in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
(e) Investments made by the Borrower or any Restricted Subsidiary in any SPE consisting of (i) capital contributions of Securitization Assets to such SPE and (ii) promissory notes issued by such SPE payable to the order of the Borrower or any Restricted Subsidiary representing the noncash portion of the purchase price for Securitization Assets sold to such SPE, in each case in connection with Accounts Receivable Securitizations permitted hereunder.
(b) Section 1.01 of the Original Agreement is hereby amended to add a new definition thereto in appropriate alphabetical order to read as follows:
“Securitization Assets” means accounts receivable owed to the Borrower or any Restricted Subsidiary, all collateral (if any) securing such accounts receivable, all contracts and contract rights in respect thereof, all guarantees in respect thereof, all proceeds thereof, and other assets that are of the type customarily transferred in connection with a securitization, factoring, or monetization of similar assets and which are sold, transferred or otherwise conveyed (or purported to be sold, transferred or otherwise conveyed) by the Borrower or any Restricted Subsidiary to an SPE in connection with Accounts Receivable Securitizations permitted hereunder.
Section 2.2 Liens. Subsection (q) of Section 7.01 of the Original Agreement is hereby amended in its entirety to read as follows:
(q) Liens in Securitization Assets securing Indebtedness of an SPE in connection with an Accounts Receivable Securitization permitted by Section 7.05 (including the filing of any related financing statements naming the Borrower or any Restricted Subsidiary as the debtor thereunder in connection with the sale of Securitization Assets by the Borrower or such Restricted Subsidiary to such SPE in connection with any such permitted Accounts Receivable Securitization).
Section 2.3 Asset Sales. Clause (i) in Subsection (c) of Section 7.02 of the Original Agreement is hereby amended in its entirety to read as follows:
(i) sales or transfers of Securitization Assets by the Borrower or any Restricted Subsidiary to an SPE and by an SPE to any other Person in connection with any Accounts Receivable Securitization permitted by Section 7.05,
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Section 2.4 Limitation on Indebtedness. Subsection (c) of Section 7.05 of the Original Agreement is hereby amended to replace the reference to “$160,000,000” with “$145,000,000”.
ARTICLE III.
Conditions of Effectiveness
Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when:
(a) The Administrative Agent shall have received all of the following, at the Administrative Agent’s office, duly executed and delivered all of the following:
(i) this Amendment;
(ii) the attached Consent and Agreement;
(iii) such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed;
(v) a written notice from the Borrower on or before May 1, 2009 that it desires the Amendment to be effective; and
(vi) such other supporting documents as Agent may reasonably request.
(b) The Borrower shall have paid, in connection with such Loan Documents, all recording, handling, legal, and other fees or payments required to be paid to the Administrative Agent or any Lender pursuant to any Loan Documents (including the Amendment Fee, described below).
ARTICLE IV.
Confirmation; Representations and Warranties
In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:
(a) The representations and warranties of the Borrower contained in the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extensions of credit under the Credit Agreement or that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.
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(b) The Borrower and the General Partner are duly authorized to execute and deliver this Amendment and have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower and the General Partner hereunder.
(c) The execution and delivery by the Borrower and the General Partner of this Amendment, the performance by the Borrower and the General Partner of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the Organizational Documents of the Borrower or the General Partner, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or the General Partner, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower or the General Partner. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by the Borrower and the General Partner of this Amendment or to consummate the transactions contemplated hereby.
(d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower and the General Partner, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.
ARTICLE V.
Miscellaneous
Section 5.1 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.
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Section 5.3 Amendment Fee. The Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender that has delivered to the Administrative Agent an executed counterpart to this Amendment at or prior to 5:00 p.m. Eastern Standard Time on April 15, 2009, a non-refundable amendment fee (the “Amendment Fee”) in an amount equal to 0.15% of each such Lender’s Commitment, which Amendment Fee has been fully earned as of the effective date hereof and shall be due and payable in full on effective the date hereof.
Section 5.4 Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
Section 5.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
Section 5.6 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.
THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]
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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FERRELLGAS, L.P.

By:	Ferrellgas, Inc., as its General Partner

	By:	/s/ James R. VanWinkle

		Name:	James R. VanWinkle
		Title:	Senior Vice President and
Chief Financial Officer

FERRELLGAS, INC.

	By:	/s/ James R. VanWinkle

		Name:	James R. VanWinkle
		Title:	Senior Vice President and
Chief Financial Officer
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jay Salitza

	Name:	Jay Salitza
	Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jay Salitza

	Name:	Jay Salitza
	Title:	Vice President
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Lender and an L/C Issuer

By:	/s/ Richard J. Wernli

	Name:	Richard J. Wernli
	Title:	Director

By:	/s/ Keith Richards

	Name:	Keith Richards
	Title:	Vice President
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, NA, as a Lender

By:	/s/ Kenneth J. Fatur

	Name:	Kenneth J. Fatur
	Title:	Managing Director
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Thomas E. Stelmar, Jr.

	Name:	Thomas E. Stelmar, Jr.
	Title:	AVP / Portfolio Manager
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, N.A., as a Lender

By:	/s/ Gina Monette

	Name:	Gina Monette
	Title:	VP — U.S. Corporate Banking
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Lender

By:	/s/ Chung-Taek Oh

	Name:	Chung-Taek Oh
	Title:	Vice President

By:	/s/ Barbara Paulsen

	Name:	Barbara Paulsen
	Title:	Managing Director
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Frazier

	Name:	John Frazier
	Title:	Officer
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ James Moran

	Name:	James Moran
	Title:	Managing Director

By:	/s/ Nupur Kumar

	Name:	Nupur Kumar
	Title:	Vice President
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Janice Kriwanek

	Name:	Janice Kriwanek
	Title:	Vice President
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:	/s/ Dusan Lazarov

	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Evelyn Thierry

	Name:	Evelyn Thierry
	Title:	Vice President
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

M&I MARSHALL & ILSLEY BANK, as a Lender

By:	/s/ David Hunt

	Name:	David Hunt
	Title:	Vice President

By:	/s/ Aaron M. Wiechman

	Name:	Aaron M. Wiechman
	Title:	AVP
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THE PRIVATE BANK AND TRUST COMPANY, as a Lender

By:	/s/ James C. Binz

	Name:	James C. Binz
	Title:	Managing Director
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David B. Gookin

	Name:	David B. Gookin
	Title:	Senior Vice President
SIGNATURE PAGE TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT
The undersigned hereby (i) consents to the provisions of the Third Amendment to Fifth Amended and Restated Credit Agreement Consent (the “Third Amendment”) and the transactions contemplated herein, (ii) ratifies and confirms its Guaranty dated as of April 22, 2005, made by it for the benefit of the Administrative Agent and the Lenders, executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the Third Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that its Guaranty and the other Loan Documents shall remain in full force and effect.

BLUE RHINO GLOBAL SOURCING, INC.

By:	/s/ James R. VanWinkle

	Name:	James R. VanWinkle
	Title:	Senior Vice President and Chief Financial Officer
CONSENT AND AGREEMENT TO THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT